Exhibit 99.2


                                UBARTER.COM INC.

                    PRO FORMA COMBINED FINANCIAL INFORMATION

                                    Overview

On March 2, 1999, Ubarter.com Inc. (Ubarter.com) entered into a share purchase agreement to acquire 100% of the outstanding shares of Barter Business Exchange Inc. (BBE). BBE operates a trade exchange, offering bartering services for retail, professional, media and corporate clients primarily in the Canadian provinces of Ontario and British Columbia. The acquisition is being accounted for using the purchase method of accounting and, accordingly, the purchase price has been allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their respective fair values on the acquisition date.

The total purchase price of approximately US $1,270,200 is comprised of cash in the amount of CN $850,000 (US $563,300) and US $100,000; a promissory note in the principal amount of CN $100,000 (US $66,200); Ubarter.com Trade dollars (barter dollars) in the amount of CN $250,000 (US $165,700); the issuance of 150,000 shares of the Ubarter.com's common stock which have a value of US $375,000 at the acquisition date. For purposes of this pro forma combined financial information, the excess purchase price over net tangible assets acquired is based on the historical financial position and is assumed to be amortized over an estimated average useful life of 24 months.

The unaudited pro forma balance sheet has been prepared to reflect the acquisition as if it occurred on December 31, 1998. Ubarter.com's fiscal year end is March 31. BBE's fiscal year end is February 28. The unaudited pro forma statements of operations combine the operations of Ubarter.com for the fiscal year ended March 31, 1998 and nine months ended December 31, 1998 with the operations of BBE for the year ended February 28, 1998 and nine months ended November 30, 1998 as if the acquisition occurred on March 1, 1997.

The unaudited pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations in future periods or the results that actually would have been realized had Ubarter.com and BBE been a combined company during the specified periods.

The unaudited pro forma financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements of Ubarter.com, included in its Annual Report on Form 10-KSB for the year ended March 31, 1998 and quarterly report on Form 10-QSB for the nine months ended December 31, 1998 and the financial statements of BBE which are included elsewhere in this report.

--------------------------------------------------------------------------------
                                                                UBARTER.COM INC.
                                                PRO FORMA COMBINED BALANCE SHEET
                                                                     (Unaudited)
                                                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                           ASSETS

                                                                  Historical
                                                      ------------------------------------
                                                                         Barter Business
                                                      Ubarter.com Inc.    Exchange Inc.
                                                        December 31,       November 30,
                                                            1998               1998          Adjustments         Pro Forma
                                                      -----------------  -----------------  -------------    -----------------
CURRENT ASSETS
   Cash and cash equivalents                            $ 1,141,300        $    96,200        $(335,000) (A)   $   902,500
   Accounts receivable, net                                  63,400            262,200                             325,600
   Inventory                                                      -            289,500                             289,500
   Notes receivable, current portion                          2,400                  -                               2,400
   Trade dollars earned in excess of issued                  18,100                  -                              18,100
   Other current assets                                       1,200             10,300                              11,500
                                                      -----------------  -----------------                   -----------------
     Total current assets                                 1,226,400            658,200                           1,549,600
                                                      -----------------  -----------------                   -----------------

EQUIPMENT AND LEASEHOLDS, net                                59,600            290,400                             350,000
                                                      -----------------  -----------------                   -----------------

OTHER ASSETS
   Investment                                                     -             26,300                              26,300
   Intangible assets                                              -             64,600        2,215,000  (B)     2,279,600
   Notes receivable, net of current portion                  26,600                  -                              26,600
   Prepaid advertising and scrip inventory                  157,900                  -                             157,900
   Note receivable                                          328,300                  -         (328,300) (A)             -
   Other assets                                               1,200                  -                               1,200
                                                      -----------------  -----------------                   -----------------
                                                            514,000             90,900                           2,491,600
                                                      -----------------  -----------------                   -----------------

     Total Assets                                       $ 1,800,000        $ 1,039,500                         $ 4,391,200
                                                      =================  =================                   =================

                                            LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
   Accounts payable                                     $    20,500        $    37,900                         $    58,400
   Accrued liabilities                                            -             80,200                              80,200
   Unearned revenue                                               -            184,500                             184,500
   Trade dollars issued in excess of earned                       -          1,571,700        $ 165,700  (A)     1,737,400
   Current portion of long-term obligations                  11,400             23,000                              34,400
   Other current liabilities                                  4,000                  -                               4,000
                                                      -----------------  -----------------                   -----------------
     Total current liabilities                               35,900          1,897,300                           2,098,900
                                                      -----------------  -----------------                   -----------------

LONG-TERM OBLIGATIONS, net of current portion                 9,300             87,000           66,200  (A)       162,500
                                                      -----------------  -----------------                   -----------------
COMMITMENTS

STOCKHOLDERS' DEFICIT
   Common stock                                               5,800                  -              200  (A)         6,000
   Additional paid-in capital                             2,081,900                  -          374,800  (A)     2,456,700
   Treasury stock                                           (13,000)                 -                             (13,000)
   Subscribed shares                                          1,200                  -                               1,200
   Accumulated deficit                                     (321,100)        (1,025,800)       1,025,800  (B)      (321,100)
   Accumulated other comprehensive income, net
     of tax                                                       -             81,000          (81,000) (B)             -
                                                      -----------------  -----------------                   -----------------
                                                          1,754,800           (944,800)                          2,129,800
                                                      -----------------  -----------------                   -----------------

     Total Liabilities and Stockholders' Deficit        $ 1,800,000        $ 1,039,500                         $ 4,391,200
                                                      =================  =================                   =================



See accompanying notes to unaudited pro forma
  combined financial statements.                                               2

--------------------------------------------------------------------------------
                                                                UBARTER.COM INC.
                                                PRO FORMA COMBINED BALANCE SHEET
                                                                     (Unaudited)
                                                       YEAR ENDED MARCH 31, 1998
--------------------------------------------------------------------------------


                                                         Historical
                                            -------------------------------------
                                                                Barter Business
                                             Ubarter.com Inc.    Exchange Inc.
                                              March 31, 1998   February 28, 1998     Adjustments             Pro Forma
                                            ----------------  ------------------- ----------------     -------------------
REVENUE                                       $    684,100       $  2,535,800                             $  3,219,900

COST OF REVENUE                                    143,500            597,700                                  741,200
                                            ----------------  -------------------                      -------------------
   Gross profit                                    540,600          1,938,100                                2,478,700
                                            ----------------  -------------------                      -------------------
OPERATING EXPENSES
   Selling, general and administrative             500,100          2,335,400      $  1,107,500    (C)       3,857,200
                                                                                        (85,800)   (D)
   Depreciation and amortization                    10,700             83,000                                   93,700
                                            ----------------  -------------------                      -------------------
                                                   510,800          2,418,400                                3,950,900
                                            ----------------  -------------------                      -------------------
     Income (loss) from operations                  29,800           (480,300)                              (1,472,200)
                                            ----------------  -------------------                      -------------------

OTHER EXPENSE
   Interest expense                                 (4,900)           (21,400)                                 (26,300)
   Interest income                                   8,800                  -                                    8,800
                                            ----------------  -------------------                      -------------------
                                                     3,900            (21,400)                                 (17,500)
                                            ----------------  -------------------                      -------------------

LOSS BEFORE INCOME TAXES                            33,700           (501,700)                              (1,489,700)

INCOME TAX BENEFIT (PROVISION)                      (1,200)                 -                                   (1,200)
                                            ----------------  -------------------                      -------------------

NET INCOME (LOSS)                             $     32,500       $   (501,700)                            $ (1,490,900)
                                            ================  ===================                      ===================

NET INCOME (LOSS) PER COMMON SHARE
   Basic                                      $       0.02                                         (E)    $     (1.02)
                                            ================                                           ===================
   Diluted                                    $       0.02                                         (E)    $     (0.92)
                                            ================                                           ===================

WEIGHTED AVERAGE SHARES OUTSTANDING
   Basic                                         1,316,212                                         (E)       1,466,212
                                            ================                                           ===================
   Diluted                                       1,474,970                                         (E)       1,624,970
                                            ================                                           ===================



See accompanying notes to unaudited pro forma
  combined financial statements.                                               3

--------------------------------------------------------------------------------
                                                                UBARTER.COM INC.
                                                PRO FORMA COMBINED BALANCE SHEET
                                                                     (Unaudited)
                                             NINE MONTHS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                                         Historical
                                            -------------------------------------
                                                                Barter Business
                                            Ubarter.com Inc.     Exchange Inc.
                                             March 31, 1998    February 28, 1998     Adjustments             Pro Forma
                                            ----------------  ------------------- ----------------     -------------------
REVENUE                                       $    476,400       $  1,928,000                             $  2,404,400

COST OF REVENUE                                     68,200            413,000                                  481,200
                                            ----------------  -------------------                      -------------------
   Gross profit                                    408,200          1,515,000                                1,923,200
                                            ----------------  -------------------                      -------------------

OPERATING EXPENSES
   Selling, general and administrative             637,300          1,550,800      $    830,600    (C)       2,958,100
                                                                                        (85,800)   (D)
   Depreciation and amortization                     9,800             51,200                                   61,000
                                            ----------------  -------------------                      -------------------
                                                   647,100          1,602,000                                3,019,100
                                            ----------------  -------------------                      -------------------
     Income (loss) from operations                (238,900)           (87,000)                              (1,095,900)
                                            ----------------  -------------------                      -------------------

OTHER EXPENSE
   Interest expense                                 (2,800)           (16,000)                                 (18,800)
   Interest income                                  29,200                  -                                   29,200
   Other                                                 -            (77,900)                                 (77,900)
                                            ----------------  -------------------                      -------------------
                                                    26,400            (93,900)                                 (67,500)
                                            ----------------  -------------------                      -------------------

LOSS BEFORE INCOME TAXES                          (212,500)          (180,900)                              (1,163,400)

INCOME TAX BENEFIT (PROVISION)                         600                  -                                      600
                                            ----------------  -------------------                      -------------------

NET LOSS                                      $   (211,900)      $   (180,900)                            $ (1,162,800)
                                            ================  ===================                      ===================

NET INCOME (LOSS) PER COMMON SHARE

   Basic and diluted                          $       0.04                                         (E)    $      (0.21)
                                            ================                                           ===================

   Weighted average shares outstanding used
     in per share calculation                    5,421,400                                                   5,571,400
                                            ================                                           ===================




See accompanying notes to unaudited pro forma
  combined financial statements.                                               4

                                UBARTER.COM INC.

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (Unaudited)

Basis of Presentation

The acquisition is being accounted for using the purchase method of accounting and, accordingly, the purchase price has been allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their respective fair values on the acquisition date.

Pro Forma Adjustments

The following adjustments were applied to the Ubarter.com Inc.'s (Ubarter.com) historical financial statements and those of Barter Business Exchange Inc. (BBE) to arrive at the pro forma combined financial information.

(A) To record consideration to consummate the acquisition totaling $1,270,200 (including $375,000 in Common Stock, $165,700 in barter dollars, promissory note with a principal amount of $66,200 and $663,300 in cash) and eliminate stockholders' deficit.

(B) To record excess of purchase price over the fair value of assets and liabilities of $2,215,000. The book value of tangible assets acquired and liabilities assumed are assumed to approximate fair value.

     Total purchase price                                    $      1,270,200
     Fair value of tangible assets acquired                        (1,039,500)
     Fair value of tangible liabilities assumed                     1,984,300
                                                                  --------------
     Purchase price allocated to goodwill                    $      2,215,000
                                                                  ==============

(C) To record amortization of the goodwill over the estimated useful life of 24 months.

(D) To eliminate compensation expense paid to a former BBE officer whose employment was terminated.

(E) Pro forma basic net loss per share for the year ended March 31, 1999 and for the nine months ended December 31, 1998 is computed using the weighted average number Ubarter.com common shares outstanding during the period plus shares of Common Stock assumed to be issued as part of the acquisition.